UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2022

Amprius Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41314	98-1591811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1180 Page Ave Fremont, California	94538
(Address of principal executive offices)	(Zip code)

(800) 425-8803

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AMPX	The New York Stock Exchange
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	AMPX.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously disclosed, on September 14, 2022 (the “Closing Date”), Amprius Technologies, Inc., a Delaware corporation (f/k/a Kensington Capital Acquisition Corp. IV, a Cayman Islands exempted company incorporated with limited liability) (“Amprius,” the “Company,” “we,” “us” or “our”), consummated the previously announced business combination pursuant to that certain Business Combination Agreement, dated May 11, 2022 (the “Business Combination Agreement”), by and among the Company, Kensington Capital Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Amprius Technologies Operating, Inc., a Delaware corporation (f/k/a Amprius Technologies, Inc., a Delaware corporation) (“Legacy Amprius”), following the approval at an extraordinary general meeting of the Company’s shareholders held on September 13, 2022 (the “Special Meeting”).

Pursuant to the terms of the Business Combination Agreement, the Company changed its jurisdiction of incorporation by deregistering as an exempted company incorporated with limited liability in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), upon which the Company changed its name to “Amprius Technologies, Inc.,” and a business combination between the Company and Legacy Amprius was effected through the merger of Merger Sub with and into Legacy Amprius, with Legacy Amprius surviving as a wholly owned subsidiary of Amprius (the “Merger” and, together with the Domestication and the other transactions contemplated by the Business Combination Agreement, including the PIPE (as defined below), the “Business Combination”).

As a result of and upon the effective time of the Domestication, each Class A ordinary share, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) and each Class B ordinary share, par value $0.0001, of the Company (the “Class B Ordinary Shares”) outstanding at the time of the Domestication converted into one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and each Class 1 redeemable warrant to purchase Class A Ordinary Shares, exercisable for one Class A Ordinary Share at an exercise price of $11.50 (the “Class 1 Warrants”), each Class 2 redeemable warrant to purchase Class A Ordinary Shares, exercisable for one Class A Ordinary Share at an exercise price of $11.50 (the “Class 2 Warrants” and, together with the Class 1 Warrants, the “Public Warrants”) and each warrant to purchase Class A Ordinary Shares owned by Kensington Capital Sponsor IV LLC (the “Sponsor”) or any of its affiliates, exercisable for one Class A Ordinary Share at an exercise price of $11.50 (the “Private Warrants” and, together with the Public Warrants, the “Warrants”) outstanding at the time of the Domestication converted into a warrant exercisable for one share of Common Stock pursuant to the Warrant Agreement, dated as of March 1, 2022, by and between Kensington and Continental Stock Transfer & Trust Company, governing the Warrants.

Upon the closing of the Business Combination (the “Closing”), (1) the Company’s units issued and sold in the Company’s initial public offering (the “Original Units”), consisting of (i) one Class A Ordinary Share, (ii) one Class 1 Warrant and (iii) one Class 2 Warrant and (2) the units existing as a result of the separation of the Class 1 Warrant from Original Unit (the “New Units” and, together with the Original Units, the “Units”) separated into their respective component parts, and such component parts were converted into Amprius securities, with the Class A Ordinary Shares becoming shares of Common Stock, and the Class 1 Warrants and the Class 2 Warrants both becoming warrants to purchase Common Stock at an exercise price of $11.50 per share.

In connection with the Closing, the Company had $200,000 outstanding under working capital loans (the “Working Capital Loans”) from the Sponsor, which the Sponsor elected to convert into 400,000 warrants to purchase shares of Common Stock at a price of $0.50 per warrant in connection with the Closing. The terms of the working capital warrants are identical to the Private Warrants. As used herein, the term “Private Warrants” includes the working capital warrants.

Following the consummation of the Domestication and in connection with the Closing, at the effective time of the Merger (the “Effective Time”), (1) each share of Legacy Amprius common stock, par value $0.0001 per share (“Legacy Amprius Common Stock”), outstanding immediately prior to the Effective Time was converted and exchanged for approximately 1.45590 shares of Common Stock (the “Exchange Ratio”) and (2) each option to purchase shares of Legacy Amprius Common Stock (a “Legacy Amprius Option”) whether vested or unvested, converted into an option to purchase a number of shares of Common Stock (an “Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Legacy Amprius Common Stock subject to such Legacy Amprius Option immediately prior to the Closing and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Legacy Amprius Option immediately prior to the Closing divided by (B) the Exchange Ratio. At the Closing, Amprius issued an aggregate of

65,776,550 shares of Common Stock to the equityholders of Legacy Amprius, and the Legacy Amprius optionholders held Options to receive an aggregate 14,223,410 shares of Common Stock, 6,664,919 of which remained subject to vesting obligations. No fractional shares of Common Stock were issued upon the exchange of Legacy Amprius Common Stock.

At the Closing, the Sponsor distributed all of its securities in the Company to the owners of the Sponsor, including Justin Mirro, a director of the Company, in proportion to their respective ownership interests (the “Distribution”).

Prior to the Closing, the Original Units, New Units, Class A Ordinary Shares and Public Warrants were listed on the New York Stock Exchange under the symbols “KCAC.U,” “KCA.U,” “KCAC” and “KCAC.W,” respectively. In connection with the Business Combination, all of the Units separated into their component parts and ceased trading on the New York Stock Exchange. No fractional Public Warrants were issued upon separation of the Units.

On the Closing Date, a number of investors (the “PIPE Investors”), including certain former officers and directors of the Company and other members of the Sponsor, persons and entities that have previously invested in an affiliate of the Company, persons who currently serve on the Company’s board of directors or their respective affiliates, and a customer of the Company, purchased from the Company an aggregate of 2,052,500 PIPE Units at a price of $10.00 per PIPE Unit (such transaction, the “PIPE”), pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into with the PIPE Investors. Each “PIPE Unit” consists of (i) one share of Common Stock and (ii) one warrant (each, a “PIPE Warrant”) to purchase one share of Common Stock. The terms of the PIPE Warrants are governed by a warrant agreement, dated as of September 14, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “PIPE Warrant Agreement”), a copy of which is filed as Exhibit 4.2 and is incorporated herein by reference. The PIPE Warrants are substantially identical to the Public Warrants, except that the exercise price of each PIPE Warrant is $12.50 per share (instead of $11.50 per share, which is the exercise price for the Public Warrants) and the average sales price of the Common Stock will need to exceed $20.00 per share (instead of $18.00 per share for the Public Warrants) for the Company to be able to redeem the PIPE Warrants. Pursuant to the Subscription Agreements, the Company agreed, among other things, that, within 30 calendar days after the consummation of the Business Combination, the Company will file with the SEC, at the Company’s sole cost and expense, a registration statement registering the resale of the Common Stock issued in the PIPE and issuable upon exercise of the PIPE Warrants (the “Resale Registration Statement”), and the Company will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof. The PIPE Warrants are not, and will not be, listed on any securities exchange. The offering of the PIPE Units was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. The PIPE was consummated immediately prior to the Closing.

As of the open of trading on September 15, 2022, the Common Stock and Public Warrants began trading on the New York Stock Exchange under the symbols “AMPX” and “AMPX.W,” respectively.

A description of the Business Combination and the terms of the Business Combination Agreement are included in the definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2022 (the “Proxy Statement/Prospectus”) in the section entitled “Proposal No.1—The Business Combination Proposal” beginning on page 113.

The foregoing description of the Business Combination Agreement, the PIPE Warrant Agreement and the Subscription Agreements is qualified in its entirety by the full text of the Business Combination Agreement, the PIPE Warrant Agreement and the form of Subscription Agreement, copies of which are filed as Exhibits 2.1, 4.2 and 10.14, respectively, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the Business Combination, on the Closing Date, Amprius, the Sponsor and Amprius, Inc. entered into a Registration Rights Agreement (the “Registration Rights Agreement”), which superseded and replaced the registration rights agreement between the Company and the Sponsor. The Registration Rights Agreement provides that, among other things, Amprius is obligated to file a registration statement to register the resale of certain securities of Amprius held by the Sponsor and Amprius, Inc. (the “Holders”). In addition, pursuant to the terms of the

Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, that Amprius file a registration statement on Form S-3 (or on Form S-1 if Form S-3 is not available) to register the securities of Amprius held by such Holders. The Registration Rights Agreement also provides the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Indemnification Agreements

In connection with the consummation of the Business Combination, on the Closing Date, Amprius entered into indemnification agreements with each of its directors and executive officers. These agreements, among other things, require Amprius to indemnify Amprius’ directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of Amprius’ directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at Amprius’ request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is filed as Exhibit 10.2 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

As previously reported, at the Special Meeting, the Company’s shareholders approved the Business Combination. On September 14, 2022, the parties to the Business Combination Agreement completed the Business Combination.

Holders of 16,517,276 Class A Ordinary Shares exercised their right to redeem such shares for cash at a price of approximately $10.04 per share for aggregate payments of approximately $165.9 million.

Immediately after giving effect to the completion of the Business Combination and the issuance of the PIPE Units, there were outstanding:

•	84,168,916 shares of Common Stock, including 2,052,500 shares issued in the PIPE;

•	14,223,410 Options;

•	29,482,724 Public Warrants

•	16,400,000 Private Warrants; and

•	2,052,500 PIPE Warrants.

The material terms and conditions of the Business Combination Agreement are described in the Proxy Statement/Prospectus in the section entitled “Proposal No.1—The Business Combination Proposal” beginning on page 113, which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as the Company was immediately before the consummation of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in the Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in documents incorporated herein by reference may constitute “forward-looking statements” for purposes of the federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding our and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K may include, for example, statements about:

•	the expected benefits of the Business Combination;

•	the Company’s financial and business performance, including financial and business metrics;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the Company’s ability to develop a high-volume manufacturing line and otherwise scale in a cost-effective manner;

•	the expected addressable market for the Company’s products;

•	developments relating to the Company’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations;

•	the Company’s business, expansion plans and opportunities; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to execute its business model, including scaling production and the increase in addressable market for its products and services;

•	the Company’s ability to raise capital;

•	the outcome of any legal proceedings that may be instituted against the Company;

•	the ability to maintain the listing of Common Stock on the New York Stock Exchange;

•

the ability of the Company to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably;

•	changes in applicable laws or regulations;

•	the effect of the COVID-19 pandemic on the Company’s business;

•	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

•	other risks and uncertainties described in the Proxy Statement/Prospectus, including those under the section entitled “Risk Factors” beginning on page 47, which is incorporated herein by reference.

Business and Properties

The business and properties of the Company prior to the Business Combination is described in the Proxy Statement/Prospectus in the section entitled “Information About Kensington” beginning on page 227, and the business of Legacy Amprius prior to, and of the Company subsequent to, the Business Combination is described in the Proxy Statement/Prospectus in the section entitled “Information About Amprius” beginning on page 177, which are incorporated herein by reference.

Our investor relations website is located at ir.amprius.com. We use our investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor our investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. We also make available, free of charge, on our investor relations website under “SEC Filings,” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 47, which is incorporated herein by reference.

Financial Information

Historical Audited Financial Statements

The historical audited financial statements of Legacy Amprius as of and for the years ended December 31, 2021 and December 31, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited consolidated financial statements of Legacy Amprius as of and for the six months ended June 30, 2022 and 2021 have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on page F-29, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2022 and for the six months ended June 30, 2022 and the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations of Legacy Amprius prior to the consummation of the Business Combination is described in the Proxy Statement/Prospectus in the section entitled “Amprius Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 204, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock immediately following the Closing, by:

•

each person or “group,” as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock;

•	each named executive officer and director of the Company; and

•	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Common Stock issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership percentages set forth in the table below are based on 84,168,916 shares of Common Stock issued and outstanding as of the Closing Date immediately following the consummation of the Business Combination, after giving effect to the issuance of Common Stock in exchange for Legacy Amprius Common Stock, the consummation of the PIPE, the redemption of the Class A Ordinary Shares and the Distribution.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws and similar laws, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to their Common Stock. Unless otherwise noted, the address of each beneficial owner is c/o Amprius Technologies, Inc., 1180 Page Ave, Fremont, California 94538.

Name of Beneficial Owner	Shares of Common Stock	%
Five Percent Holders
Amprius, Inc.(1)	65,515,552	77.8%
Directors and Named Executive Officers
Dr. Kang Sun(2)	1,364,904	1.6%
Sandra Wallach(2)	181,987	*
Dr. Ionel Stefan(2)	825,008	1.0%
Donald R. Dixon(3)	256,301	*
Dr. Wen Hsieh(2)	56,301	*
Dr. Steven Chu(4)	61,301	*
Justin Mirro(5)	8,619,142	9.7%
All Directors and Executive Officers as a Group (8 Individuals)	13,548,795	15.2%

*	Represents beneficial ownership of less than 1%.

(1)

Certain directors and executive officers of Amprius own Amprius, Inc. securities or options to purchase Amprius, Inc. securities, and certain directors of Amprius are also directors of Amprius, Inc., but none of our directors or executive officers are deemed to have or share beneficial ownership with respect to any shares of Common Stock owned by Amprius, Inc.

(2)	Consists of shares of Common Stock underlying options that are exercisable within 60 days of the Closing Date.
(3)

Consists of (i) 56,301 shares of Common Stock underlying options that are exercisable within 60 days of the Closing Date, (ii) 100,000 shares of Common Stock purchased in the PIPE held by The Dixon Revocable Trust, of which Mr. Dixon is co-trustee, and (iii) 100,000 shares of Common Stock issuable upon the exercise of the PIPE Warrants held by The Dixon Revocable Trust.

(4)

Consists of (i) 56,301 shares of Common Stock underlying options that are exercisable within 60 days of the Closing Date, (ii) 2,500 shares of Common Stock purchased in the PIPE and (iii) 2,500 shares of Common Stock issuable upon the exercise of PIPE Warrants.

(5)

Consists of (i) 1,000,000 shares of Common Stock held by Mr. Mirro as trustee of the Justin E. Mirro Qualified Annuity Trust dated 6/27/20, (ii) 200,000 shares of Common Stock issuable upon exercise of Private Warrants held by Mr. Mirro, (iii) 2,608,142 shares of Common Stock, including 111,000 shares of Common Stock purchased in the PIPE, held by Kensington Capital Partners, LLC, (iv) 4,700,000 shares of Common Stock issuable upon the exercise of Private Warrants held by Kensington Capital Partners, LLC and (v) 111,000 shares of Common Stock issuable upon the exercise of the PIPE Warrants held by Kensington Capital Partners, LLC. Mr. Mirro is the managing member of Kensington Capital Partners, LLC.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers following the Closing of the Business Combination is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 260, and that information is incorporated herein by reference.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Independence of Directors

Information with respect to the independence of the directors of the Company following the Closing of the Business Combination is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Director Independence” beginning on page 262, and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the board of directors of the Company immediately after the Closing of the Business Combination is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Role of the New Amprius Board in Risk Oversight/Risk Committee” beginning on page 262, and that information is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the named executive officers of the Company is set forth in the Proxy Statement/Prospectus in the section entitled “Amprius’ Executive Compensation” beginning on page 193 and in Item 5.02 of this Current Report on Form 8-K, and that information is incorporated herein by reference.

Director Compensation

A description of the compensation of the board of directors of Legacy Amprius before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus section entitled “Amprius’ Executive Compensation—Director Compensation” beginning on page 200, and that information is incorporated herein by reference.

A description of the compensation of the Company’s board of directors after the consummation of the Business Combination is set forth under Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company and Legacy Amprius are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions—Amprius Related Party Transactions” beginning on page 253, which is incorporated herein by reference.

The information with respect to the working capital warrants and the PIPE Units set forth in the “Introductory Note” above and the information set forth in the section entitled “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the section entitled “Information About Amprius—Legal Proceedings” on page 192, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information set forth in the section of the Proxy Statement/Prospectus entitled “Price Range of Securities and Dividends” beginning on page 282 is incorporated herein by reference.

The Original Units, the New Units, the Class A Ordinary Shares and the Public Warrants previously were quoted on the New York Stock Exchange under the symbols “KCAC.U,” “KCA.U,” “KCAC” and “KCAC.W,” respectively. Prior to the Closing, the Class A Ordinary Shares did not separately trade. Instead, they only traded as part of the Original Units or as part of the New Units. In connection with the Business Combination, the Units automatically separated into the component securities and, as a result, ceased trading as separate securities. On September 15, 2022, the Common Stock and the Public Warrants began trading on the New York Stock Exchange under the new trading symbols “AMPX” and “AMPX.W,” respectively.

As of the Closing Date, there were 84,168,916 shares of Common Stock issued and outstanding held of record by approximately 61 holders, 29,482,724 Public Warrants and 16,400,000 Private Warrants, each exercisable for one share of Common Stock, at a price of $11.50 per share, and 2,052,500 PIPE Warrants, each exercisable for one share of Common Stock, at a price of $12.50 per share.

Dividends

The payment of cash dividends on Common Stock in the future will be dependent upon the revenues and earnings, if any, capital requirements and general financial condition of the Company. In addition, the Company’s ability to pay cash dividends may be limited by covenants of any indebtedness or other contractual limitations of the Company or its subsidiaries. The payment of any cash dividends on Common Stock will be within the discretion of the Company’s board of directors. The Company’s board of directors is not currently contemplating and does not anticipate declaring dividends on Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities is set forth in the Proxy Statement/Prospectus in the section entitled “Description of Securities after the Business Combination” beginning on page 268, which is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Original Units and the New Units separated into their respective component parts and the Units ceased trading on the New York Stock Exchange.

Item 3.02	Unregistered Sales of Equity Securities.

The information with respect to the working capital warrants and the PIPE Units set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02. The working capital warrants and the PIPE Units have not been registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Since January 1, 2019, Legacy Amprius issued and sold to certain of its employees, directors, consultants and other service providers an aggregate of 173,125 shares of Legacy Amprius Common Stock upon the exercise of options under its 2016 Equity Incentive Plan, at exercise prices per share ranging from $0.07 to $2.58, for a weighted-average exercise price of approximately $0.12. Such shares were issued in reliance upon the exemption provided in Rule 701 under the Securities Act.

Since January 1, 2019, Legacy Amprius granted to certain of its employees, directors, consultants and other service providers options to purchase an aggregate of 5,995,099 shares of Legacy Amprius Common Stock under its 2016 Equity Incentive Plan at exercise prices per share ranging from $0.65 to $4.66, for a weighted-average exercise price of approximately $3.10. Such grants were made in reliance upon the exemption provided in Rule 701 under the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

On the Closing Date, in connection with the consummation of the Business Combination, the Company adopted a certificate of incorporation and bylaws (the “Certificate of Incorporation” and the “Bylaws,” respectively). The material terms of the Certificate of Incorporation and the Bylaws are set forth in the Proxy Statement/Prospectus in the sections entitled “The Governing Documents Proposals,” “Proposal No. 3—The Charter Proposal”, “Proposal No. 4—The Governance Proposals,” and “Description of Securities After the Business Combination” beginning on pages 152, 154, 156 and 268, respectively, which are incorporated herein by reference. The Certificate of Incorporation and Bylaws contain material modifications to the Company’s authorized capital stock, shareholder voting rights, composition of the board of directors, and nomination, liability, indemnification, and removal of directors. The Bylaws also contain lock-up provisions, as described in the Proxy Statement/Prospectus in the section entitled “Shares Eligible for Future Sale” beginning on page 277, which is incorporated herein by reference.

The foregoing description of the Certificate of Incorporation and the Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Incorporation and the Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

On September 14, 2022, following the adoption of a unanimous written consent of the audit committee of the Company’s board of directors (the “Audit Committee”), the Audit Committee approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. Accordingly, on September 14, 2022, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, and SingerLewak LLP (“SingerLewak”), Legacy Amprius’ independent registered public accounting firm prior to the Business Combination, were dismissed and notified that they will not be engaged to audit the Company’s consolidated financial statements for the year ending December 31, 2022.

Disclosures Regarding Marcum

The Report of Independent Registered Public Accounting Firm on the Company’s financial statements as of December 31, 2021 and for the period from March 19, 2021 (i.e., the Company’s inception) through December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that such report on the Company’s financial statements contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the period from March 19, 2021 to December 31, 2021 and the subsequent interim period through September 14, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its report on the Company’s pre-merger financial statements for such periods. During the period from March 19, 2021 to December 31, 2021 and the subsequent interim period through September 14, 2022, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated September 16, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Disclosures Regarding SingerLewak

The report of SingerLewak on Legacy Amprius’ financial statements as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through September 14, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused SingerLewak to make reference thereto in its report on Legacy’ Amprius’ financial statements for such periods. During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through September 14, 2022, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except that SingerLewak advised Legacy Amprius of material weaknesses in its internal control over financial reporting related to (i) designing or maintaining an effective control environment specific to the areas of its financial reporting and close process, including ineffective review, analysis and approval of journal entries and ineffective review of monthly financial statements and (ii) inadequate segregation of incompatible duties due to the small size of its accounting and finance team, which resulted in misstatements that were corrected prior to the completion and issuance of its audited financial statements.

The Company provided SingerLewak with a copy of the foregoing disclosures and has requested that SingerLewak furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of SingerLewak’s letter, dated September 16, 2022, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 113 and the “Introductory Note” and Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Confirmatory Employment Letters

We have entered into confirmatory employment letters with our named executive officers to confirm the current terms of their employment (including severance benefits for Dr. Kang Sun and Sandra Wallach upon certain terminations of their employment). For descriptions of the employment letters with the named executive officers, reference is made to the disclosure set forth in the Proxy Statement/Prospectus in the section entitled “Amprius’ Executive Compensation—Narrative Disclosure to Summary Compensation Table—Employment Arrangements with

Amprius’ Named Executive Officers” beginning on page 194 and the section entitled “Amprius’ Executive Compensation—Narrative Disclosure to Summary Compensation Table—Potential Payments upon Termination or Change in Control” beginning on page 195, which are incorporated herein by reference. Those descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of such confirmatory employment letters, copies of which are filed as Exhibits 10.3, 10.4, 10.5 and 10.6 hereto and incorporated herein by reference.

2022 Equity Incentive Plan

As previously disclosed in the Proxy Statement/Prospectus, the Amprius Technologies, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), was approved by the Company’s board of directors. The Company’s shareholders considered and approved the 2022 Plan at the Special Meeting and the 2022 Plan became effective immediately upon the Closing.

A description of the 2022 Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 5—The Equity Incentive Plan Proposal” beginning on page 159, which is incorporated herein by reference. The foregoing description of the 2022 Plan is qualified in its entirety by the full text of the 2022 Plan, a copy of which is filed as Exhibit 10.7, and incorporated herein by reference.

2022 Employee Stock Purchase Plan

As previously disclosed in the Proxy Statement/Prospectus, the Amprius Technologies, Inc. 2022 Employee Stock Purchase Plan (the “2022 ESPP”), was approved by the Company’s board of directors. The Company’s shareholders considered and approved the 2022 ESPP at the Special Meeting and the 2022 ESPP became effective immediately upon the Closing.

A description of the 2022 ESPP is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 7—The Employee Stock Purchase Plan Proposal” beginning on page 170, which is incorporated herein by reference. The foregoing description of the 2022 ESPP is qualified in its entirety by the full text of the 2022 ESPP, a copy of which is filed as Exhibit 10.8 and incorporated herein by reference.

Outside Director Compensation Policy

On the Closing Date, the Company’s board of directors considered and approved the Outside Director Compensation Policy for non-employee directors (the “Outside Director Compensation Policy”), which had been previously approved by the board of directors of Legacy Amprius effective as of immediately prior to the Closing. The Outside Director Compensation Policy provides for an annual cash retainer of $40,000 for each non-employee director, certain additional cash retainer amounts for a non-employee director’s service as a non-executive chair of the Board, lead independent director, or as a chairperson or member of any committees. The Outside Director Compensation Policy also provides for the following non-discretionary equity compensation: (i) each person who becomes a non-employee director on or after the effective date of the Outside Director Compensation Policy will receive an initial award of restricted stock units having a grant date fair value equal to $300,000, which will vest in equal installments on each of the first three anniversaries of the date that the person first becomes a non-employee director, and (ii) on the first trading day after each annual meeting of the Company’s stockholders, each non-employee director will receive an annual award of restricted stock units having a grant date fair value of $170,000, which will vest on the earlier of (a) the first anniversary of the date the annual award is granted, or (b) the day prior to the date of the annual meeting of the Company’s stockholders next following the date the annual award is granted. The vesting of each initial award and annual award is subject to the recipient’s continued service through the applicable vesting date. A description of the Outside Director Compensation Policy is included in the Proxy Statement/Prospectus in the section entitled “Amprius’ Executive Compensation—Director Compensation—Outside Director Compensation Policy” beginning on page 201, which is incorporated herein by reference.

The foregoing description of the Outside Director Compensation Policy is qualified in its entirety by the full text of the Outside Director Compensation Policy, a copy of which is filed as Exhibit 10.9 and incorporated herein by reference.

Executive Incentive Compensation Plan

On the Closing Date, the Company’s board of directors considered and approved the Executive Incentive Compensation Plan (the “Incentive Compensation Plan”), which had been previously approved by the board of directors of Legacy Amprius prior to the Closing. The Incentive Compensation Plan will allow the Company to grant incentive awards, generally payable in cash, to employees selected by the administrator of the Incentive Compensation Plan upon the achievement of specified goals and/or objectives. A description of the Outside Director Compensation Policy is included in the Proxy Statement/Prospectus in the section entitled “Amprius’ Executive Compensation—Narrative Disclosure to Summary Compensation Table—Executive Incentive Compensation Plan” beginning on page 199, which is incorporated herein by reference.

The foregoing description of the Incentive Compensation Plan is qualified in its entirety by the full text of the Incentive Compensation Plan, a copy of which is filed as Exhibit 10.10 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on September 14, 2022, the Board considered and adopted a new Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of the Company’s directors, officers and employees, as well as the Company’s contractors, consultants and agents. The foregoing description of the Code of Ethics is qualified in its entirety by the full text of the Code of Ethics, which is available on our investor relations website under “Governance Documents.”

Item 5.06	Change in Shell Company Status.

As a result of the consummation of the Business Combination, which fulfilled the definition of a “Business Combination” as required by the Company’s amended and restated memorandum and articles of association, as in effect immediately prior to the Domestication, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Business Combination Agreement are included in the Proxy Statement/Prospectus in the sections entitled “The Business Combination” beginning on page 113 and “The Business Combination Agreement” beginning on page 120 and in the information set forth under “Introductory Note” and under Item 2.01 in this Current Report on Form 8-K, which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 14, 2022, the Company posted to the Company’s investor relations website at ir.amprius.com an updated investor presentation that it intends to use in conferences and meetings with investors from time to time. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.

The information provided in this Item 7.01, including the exhibit incorporated herein by reference, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The historical audited financial statements of Legacy Amprius as of and for the years ended December 31, 2021 and December 31, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

The unaudited condensed financial statements of Legacy Amprius as of June 30, 2022 and for the six months ended June 30, 2022 and 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-29 and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of May 11, 2022, by and among the Company, Merger Sub and Legacy Amprius (incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed with the SEC on May 12, 2022)

3.1	Certificate of Incorporation of the Company

3.2	Bylaws of the Company

4.1	Specimen Common Stock Certificate

4.2	Warrant Agreement, dated as of September 14, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent

4.3	Form of PIPE Warrant Certificate (included in Exhibit 4.2)

10.1	Registration Rights Agreement, dated as of September 14, 2022, by and among the Company and the persons named therein.

10.2	Form of Indemnification Agreement by and between the Company and its directors and officers (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-4 filed with the SEC on August 9, 2022)

10.3	Confirmatory Employment Letter with Dr. Kang Sun

10.4	Confirmatory Employment Letter with Sandra Wallach

10.5	Confirmatory Employment Letter with Jonathan Bornstein

10.6	Confirmatory Employment Letter with Dr. Ionel Stefan

10.7	Amprius Technologies, Inc. 2022 Equity Incentive Plan and forms of agreements thereunder

10.8	Amprius Technologies, Inc. 2022 Employee Stock Purchase Plan (incorporated by reference to Annex E of the Company’s Proxy Statement/Prospectus filed with the SEC on September 1, 2022)

10.9	Amprius Technologies, Inc. Outside Director Compensation Policy

10.10	Amprius Technologies, Inc. Executive Incentive Compensation Plan

10.11	Amprius Technologies, Inc. 2016 Equity Incentive Plan and forms of agreements thereunder

10.12*	Lease, dated January 30, 2019, by and between Los Altos Fields, LLC and Amprius, Inc.

10.13	Assignment of Lease, dated May 1, 2022, by and between Amprius, Inc. and Legacy Amprius

10.14	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on September 7, 2022)

16.1	Letter from Marcum LLP to the Securities and Exchange Commission, dated September 16, 2022

16.2	Letter from SingerLewak LLP to the Securities and Exchange Commission, dated September 16, 2022

99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021

99.2	Investor presentation dated September 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish an unredacted copy of the exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 16, 2022

AMPRIUS TECHNOLOGIES, INC.

By:	/s/ Sandra Wallach
	Name:	Sandra Wallach
	Title:	Chief Financial Officer